File Number: 2-32773
                                               Filed Pursuant to Rule 497(e) of
                                                     The Securities Act of 1933


                                                                    May 23, 2006

            Supplement to the February 1, 2006 Class A, B, C Shares, Class Y Shares, Class R Shares and Investor Class Shares
                       Prospectuses for Pioneer Value Fund

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Aaron C. Clark, lead portfolio manager. Mr. Clark is supported by J. Rodman Wright and Bradley T. Galko, portfolio managers, and the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Clark is a vice president and joined Pioneer in 2004 as a portfolio manager. Prior to joining Pioneer, Mr. Clark was employed as a portfolio manager at Morgan Stanley Investment Management from 1997 to 2004 and has been an investment professional since 1992. Mr. Wright is a senior vice president of Pioneer and strategy director of the value team. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Galko is vice president and joined Pioneer in 2001 as a senior analyst. Prior to joining Pioneer, Mr. Galko spent ten years with Morgan Stanley in their Mergers & Acquisitions, Corporate Strategy and Equity Research departments.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.



                                                                   19535-00-0506
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                  Member of SIPC